Third Quarter 2019 Results Presentation October 22, 2019 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc. (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2019 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

NASDAQ: EQBK 15.4 million shares outstanding / $411.5 million (1) $4.07 billion Market Cap 66.1% Exchange / Ticker Total Assets Efficiency Ratio (2) Locations FTEs Loan Portfolio 52 branches in Kansas, Missouri, Arkansas and Oklahoma 606 46% of loans in commercial real estate, 20% in residential real estate, and 23% in commercial About EQBK Note: All financial data is as of or for period ended September 30, 2019 unless otherwise noted. Market Cap calculated based on October 17, 2019 closing price of $26.65. (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Total Gross Loans $2.60 billion Total Deposits $3.11 billion

Equity Bancshares – Share Price & Consensus Estimates As of October 17, 2019 market closing. Estimates as of October 17, 2019. Based on 15,441,384 shares outstanding as of October 17, 2019. Non-GAAP financial measures. See the non-GAAP reconciliation at the end of this presentation. Share price data from S&P Global Market Intelligence Share Price % Change Monthly Price/Earnings Ratio vs. Historical Average

Franchise Overview

Continue Building Value via Strategic Execution

Phase I

Start-Up

2003 - 2007

2003-2004

Acquisition of National Bank of Andover

Rebrand as Equity Bank

2005

Purchase of 2 Wichita branches from Hillcrest Bancshares

2006

Charter of FNB of Sarcoxie, MO acquisition

Acquisition of Mortgage Centre, LLC

Opened 2 branches in MO

2007

Signature Bank KC acquisition

Phase II

Growth

2008 - 2011

2008

Ellis State Bank acquisition (Ellis/Hays)

Branch opened in Lee's Summit, MO

2009

$8.8MM of TARP issued

Opened 2 branches in Overland Park, KS

2010

$20.0MM Capital Raise to fund growth

2011

Repaid TARP with SBLF

Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III

Leverage Infrastructure Profitably

2012 - 2016

2012

First Community Bancshares (FCB) merger

$20.4MM Capital Raise

2013

Integrate FCB and double earnings

CFO and CRO roles filled

Implement repositioning initiatives

2014

Repurchased 1.3mm shares

Refinanced TARP with Loan

Close/Sell 3 branches and opened branch at Waterfront

2015

First Independence (FFSL) merger

IPO

2016

Community First (CFBI) merger

Completed $35.4MM private placement capital raise (PIPE)

Phase IV

Platform for Best in Class

2017-present

2017

Closed Prairie State merger (March)

Hired CIO: John Blakeney

Closed Patriot Bank merger (November)

Closed Eastman Bank merger (November)

2018

Hired COO: Craig Anderson, CCO: Craig Mayo

Closed First National Bank Liberal/Hugoton merger (May)

Closed Adams Dairy Bank merger (May)

Closed City Bank and Trust merger (August)

2019

Hired Gaylyn McGregor, EVP of Trust and Wealth Management and Glen Malan, EVP Trust & Estate Advisor

Implemented Q2 digital banking platform

Closed acquisition of three branches in Guymon and Cordell, Oklahoma from Mid-First Bank (February)

Began EQBK stock repurchase program

Total Assets $287MM * → $610MM ** → $2.2B *** → $4.1 B ****

Note: Gray shading indicates capital activity.

* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 12/31/2016.

****As reported for the year to date period ended 9/30/2019.

6

Diluted earnings per share of $0.66 for 3Q 2019 Net income to common stockholders was $10.4 million Net income, adjusted for credit received from the FDIC, is $10.0 million, or $0.63 per share Completed repurchase of 143,210 shares of EQBK common stock. Remaining shares authorized to be repurchased are 678,984 as of quarter end. Current repurchase authorization period is expected to end October 30, 2020. Capital Ratios as of 9/30/2019: Leverage Ratio of 8.48% Total Risk-Based Capital Ratio of 12.19% Tangible Common Equity to Tangible Assets of 7.88%(1) Tangible common book value per share of $19.99(1) Continued reduction of non-interest expense to average assets to 2.38% Continued growth in non-interest income Y/Y and Q/Q 2019 Third Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Continue Booking Assets Within Our New Trust & Wealth Management Business Continued Developing Commercial and Retail Product Offerings Continued Growth in Online Banking Utilization by Customer Base

Operating Performance Trends – Year over Year Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses, first quarter 2019 identified specific impairment charge, and FDIC premium credit received in the third quarter 2019. (3) (3)

Operating Performance Trends – Quarter over Quarter Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses, first quarter 2019 identified specific impairment charge, and third quarter FDIC assessment credit. (3) (3)

Earnings Per Share Does not include gains on sales and settlement of securities. Does not include merger expenses or FDIC assessment credit received. (1)

Interest Income & Net Interest Margin Performance Notes: Maintained quarter over quarter margin in a declining interest environment. Continued growth in interest income, exclusive of accretion.

Non-Interest Income Does not include gains on sales and settlement of securities. Performance Notes: Second consecutive quarter of growth in customer services and debit card processing. Second consecutive quarter of greater than 45% growth in mortgage banking revenue generation.

Non-Interest Expense Performance Notes: Second consecutive quarter of decreasing non-interest expense overall. The reductions were realized even as we work to develop new business lines. Benefitted from the credit received on our FDIC assessments as disclosed in our press release. Does not include merger expenses.

Tangible Book Value Tangible Book Value per Share(1) and Asset Growth TBV CAGR 2015 - 3Q 2019: 5.77% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time IPO * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

Total Loans by Purpose(1) Gross Total Loans ($000s) $2,117,270 $2,575,408 $960,355 $1,383,605 Year-to-Date Loan Yield 5.31% 4.98% 5.43% 5.74% $2,600,924 5.74% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement.

Metro Market Organic Loan & Bank-Wide Core Organic Deposit Growth Metro Market Organic Loan Growth Since 12/31/2015 Bank-Wide Core(1) Organic Deposit Growth Since 12/31/2015 Defined as Equity signature deposits, including checking, savings, and money market accounts.

Asset Quality – Year over Year Nonperforming Assets 0.89% NPAs / Assets 1.43% Net Charge-Offs (NCO)/ Average Loans $3.50 $1.19 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $0.89 1.52% 1.40% $10.88 68.5% 75.9% Purchased impaired loans classified as non-accrual that are current 48.4% 0.98% $1.01 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $0.70(1) (2) (1) (3)

Asset Quality – Quarter over Quarter Nonperforming Assets 1.28% NPAs / Assets 0.98% Net Charge-Offs (NCO)/ Average Loans $0.36 $0.31 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $0.76 1.91% 1.40% $0.58 57.5% 59.9% Purchased impaired loans classified as non-accrual that are current 48.4% 1.61% $9.54 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $0.30(1) (2) (1) 68.5% 56.5% $0.21(1) $0.19 (1) (3)

Total Deposits Total ($000s) $2,382,013 $3,123,447 $1,215,914 $1,630,451 Year-to-Date Cost of Deposits* 0.48% 0.56% 0.68% 0.96% * Includes interest and non-interest bearing deposits. $3,106,929 1.36%

Footprint & Target There are over 500 banks with deposits less than $750MM in our operating market.

Appendix

CRAIG ANDERSON Chief Operating Officer Joined Equity Bank in March 2018 Served as President of UMBF Commercial Banking More than 31 years of banking experience Executive Leadership BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 25 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states Brett Reber General Counsel Joined Equity Bank in October 2018 Previously served as Managing Partner of commercial law firm in Central Kansas More than 30 years experience in corporate and business law

Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 16 24 Julie Huber EVP, Strategic Initiatives 16 25 Craig Mayo EVP, Chief Credit Officer 1 35 John Blakeney EVP, Chief Information Officer 2 31 Gaylyn McGregor EVP, Director of Trust and Wealth Management 1 29 Glen Malan EVP, Trust & Estate Advisor 1 30 Patrick Salmans SVP, Human Resources Director 7 23 Mark Parman SVP, President - Kansas City 9 38 John Hanley SVP, Director of Marketing 6 15 Michael Bezanson SVP, CEO of Tulsa 2 36 Shawna Palmieri SVP, Director of Treasury Management 1 14 Rob Quaney SVP, Finance 4 20 Barbara Noyes SVP, Controller 8 33 Chris Navratil SVP, Finance 1 8 EQBK Team has 400+ Years of Combined Banking Experience Experienced Senior Leadership Team

Diverse Market Segments

Diverse market segments with economies based on transportation, manufacturing and healthcare

- Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing and transportation.
- Equity Bancshares ranks in the Top 10 for market share in 22 of the 27 counties served and ranks in the Top 5 in 19 of those counties.

Rank	Holding Company	Number of Branches	Total Deposits In Market ($000)	Market Share
		As of June 30, 2019		
1	UMB Financial Corp. (MO)	21	12,974,670	14.53%
2	Bank of America Corporation (NC)	52	10,593,595	11.86%
3	BOK Financial Corp. (OK)	27	9,372,426	10.50%
4	Commerce Bancshares Inc. (MO)	47	7,410,673	8.30%
5	Arvest Bank Group Inc. (AR)	56	5,193,768	5.82%
6	Capitol Federal Financial Inc (KS)	39	4,677,697	5.24%
7	U.S. Bancorp (MN)	57	3,537,830	3.96%
8	INTRUST Financial Corp. (KS)	27	3,454,848	3.87%
9	Equity Bancshares Inc. (KS)	53	3,189,244	3.57%
10	CrossFirst Bankshares Inc. (KS)	4	2,690,483	3.01%
11	Fidelity Financial Corp. (KS)	14	1,654,781	1.85%
12	Central Bancompany Inc. (MO)	30	1,339,182	1.50%
13	Emprise Financial Corp. (KS)	28	1,337,682	1.50%
14	NASB Financial Inc. (MO)	7	1,294,021	1.45%
15	Valley View Bancshares Inc. (KS)	16	973,814	1.09%
16	Wells Fargo & Co. (CA)	6	945,526	1.06%
17	Bank of Montreal	8	891,167	1.00%
18	Midland Financial Co. (OK)	10	860,379	0.96%
19	Prosperity Bancshares Inc. (TX)	10	824,703	0.92%
20	BancFirst Corp. (OK)	12	823,361	0.92%
	Total for Institutions in Market	**852**	**89,300,113**	**100.00%**

Unemployment by County (%)		8/31/2019	8/31/2018
Benton	AR	2.6	2.9
Boone	AR	3.3	3.4
Carroll	AR	2.8	2.9
Butler	KS	3.6	3.5
Crawford	KS	4.2	4.3
Ellis	KS	2.5	2.4
Gove	KS	2.4	2.4
Johnson	KS	3.0	3.1
Montgomery	KS	4.4	4.6
Sedgwick	KS	3.8	3.9
Seward	KS	3.4	3.5
Shawnee	KS	3.4	3.6
Sheridan	KS	2.3	2.3
Stevens	KS	2.8	3.1
Wilson	KS	4.6	4.8
Benton	MO	4.4	4.6
Henry	MO	3.9	4.0
Jackson	MO	3.8	4.0
Johnson	MO	4.0	4.2
Lafayette	MO	2.8	3.0
Pettis	MO	4.0	4.0
Platte	MO	2.7	2.7
Saline	MO	3.4	3.3
Kay	OK	4.1	4.2
Texas	OK	2.5	2.4
Tulsa	OK	3.2	3.1
Washita	OK	3.2	2.5

Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity Bank operates.

25

Market Data Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas and Oklahoma Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Phillips 66 Koch Industries Albertsons Lindsay AAON QuikTrip Williams Seaboard Foods American Century Investments, Inc. YRC Worldwide Inc. Major Employers in Equity Bank Footprint Source: S&P Market Intelligence Demographic Kansas Missouri Arkansas Oklahoma National Total Population (actual) 2,921,699 6,141,815 3,023,501 3,959,630 329,236,175 Population Change (%) 2.40 2.55 3.69 5.55 6.64 Projected Change (%) 1.38 1.63 2.23 2.97 3.56 Total Households (actual) 1,142,371 2,452,321 1,189,790 1,543,632 125,018,808 Median HH Income ($) 59,745 56,018 47,167 52,254 63,174 Projected HH Income Change (%) 6.63 8.49 7.27 4.92 8.82 Per Capita Income ($) 32,451 31,359 26,849 28,718 34,902

Selected Income Statement Data

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks. (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock. Selected Balance Sheet Data ($000s) ASSETS 12/31/14 09/30/19 12/31/18 12/31/17 12/31/16 12/31/15 Cash and cash equivalents (1) $37,702 $,171,550 $,197,809 $55,691 $38,845 $62,074 Investment securities (2) 318314 948553 946445 722107 578093 452362 Net loans 720810 2591833 2566926 2111125 1382003 958353 Other assets 97689 362727 350536 281586 193251 112938 Total assets $1,174,515 $4,074,663 $4,061,716 $3,170,509 $2,192,192 $1,585,727 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,981,177 $3,106,929 $3,123,447 $2,382,013 $1,630,451 $1,215,914 Borrowings 70370 480000 464676 401652 293909 194064 Other liabilities 5239 20684 17652 12700 9868 8516 Total liabilities 1056786 3607613 3605775 2796365 1934228 1418494 Stockholders' Equity 117729 467050 455941 374144 257964 167233 Total liabilities and stockholders' equity $1,174,515 $4,074,663 $4,061,716 $3,170,509 $2,192,192 $1,585,727

Capitalization (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 12/31/14 09/30/19 12/31/18 12/31/17 12/31/16 12/31/15 Leverage Ratio 9.6199999999999994E-2 8.48E-2 8.5999999999999993E-2 0.1033 0.1181 9.4700000000000006E-2 Tier 1 Risk-Based Capital Ratio 0.13159999999999999 0.11559999999999999 0.1145 0.12139999999999999 0.14280000000000001 0.13850000000000001 Total Risk-Based Capital Ratio 0.1386 0.12189999999999999 0.1186 0.12509999999999999 0.14710000000000001 0.14349999999999999 Common Equity Tier 1 Capital to Risk Weighted Assets NA 0.1105 0.1095 0.1153 0.1338 0.1235 Tangible Book Value per Common Share(1) $13.54 $19.989999999999998 $19.079999999999998 $17.61 $16.64 $15.97

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) As of September 30, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 December 31,2012 Total stockholders’ equity $,467,050 $,455,941 $,374,144 $,257,964 $,167,233 $,138,169 Less: preferred stock 0 0 0 0 16,372 31,884 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 20,727 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 7 11 17 23 29 Less: naming rights, net 1,184 1,217 1,260 0 0 0 Tangible common equity $,308,700 $,301,276 $,257,222 $,194,352 $,131,153 $86,198 Common shares outstanding at period end (1) 15,440,334 15,793,095 14,605,607 11,680,308 8,211,727 7,431,513 Book value per common share (1) $30.248697988009845 $28.869642080922077 $25.61646359511111 $22.085376515756259 $18.371409570727327 $14.301932863469389 Tangible book value per common share (1) $19.993090823035306 $19.076438152243114 $17.611181787925695 $16.639287251671785 $15.971427204046117 $11.598983948490705 Total assets $4,074,663 $4,061,716 $3,170,509 $2,192,192 $1,585,727 $1,188,850 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 20,727 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 7 11 17 23 29 Less: naming rights, net 1,184 1,217 1,260 0 0 0 Tangible assets $3,916,313 $3,907,051 $3,053,587 $2,128,580 $1,566,019 $1,168,763 Tangible common equity to tangible assets 7.8824138928630064E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested, but unissued RSU shares. Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2016 December 31,2015 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,153,929 $,137,936 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 20,616 31,294 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,133,313 $,106,642 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 3,439 10,123 3,814 Amortization of core deposit intangible 218 218 87 275 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -30 -96 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $3,496 $10,302 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $9,689 $38,575 $22,900 Less: merger expenses 926 926 0 1,691 1,519 Less: loss on debt extinguishment 0 0 58 316 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $9,631 $36,568 $21,381 Net interest income $19,893 $19,893 $12,758 $46,262 $25,570 Non-interest income $3,339 $3,339 $2,697 $9,802 $4,826 Less: net gains on sales and settlement of securities 13 13 420 756 3 Less: net gain on acquisition 0 0 0 682 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $2,277 $8,364 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 2017 2016 2015 Total stockholders’ equity $,381,487 $,374,144 $,257,964 $,167,232 Less: preferred stock 0 0 0 16,372 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible common equity $,266,455 $,257,222 $,194,352 $,131,152 Common shares outstanding at period end (1) 14,621,258 14,605,607 11,680,308 8,211,727 Book value per common share $26.091256990335577 $25.61646359511111 $22.085376515756259 $18.371287793663868 Tangible book value per common share $18.223808101874681 $17.611181787925695 $16.639287251671785 $15.971305426982656 Total assets $3,176,062 $3,170,509 $2,192,192 $1,585,727 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible assets $3,061,030 $3,053,587 $2,128,580 $1,566,019 Tangible common equity to tangible assets 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3748664607517537E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) YTD September 30, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 Total average stockholders' equity $,460,036 $,420,453 $,293,798 $,168,823 $,125,808 Less: average intangible assets and preferred stock ,158,551 ,139,131 76,320 25,883 19,165 Average tangible common equity (2) $,301,485 $,281,322 $,217,478 $,142,940 $,106,643 Net income allocable to common stockholders $15,565 $35,825 $20,649 $9,373 $10,123 Amortization of intangibles 2,385 2,492 1,070 419 275 Less: tax effect of amortization of intangibles (1) 501 523 375 147 96 Adjusted net income allocable to common stockholders $17,449 $37,794 $21,344 $9,645 $10,302 Return on average tangible common equity (ROATCE) (3) 7.7381127035338684E-2 0.13434427453238637 9.8143260467725466E-2 6.7475863998880656E-2 9.6602683720450472E-2 Non-interest expense $74,789 $94,387 $67,463 $47,075 $38,575 Less: merger expenses 915 7,462 5,352 5,294 1,691 Less: loss on debt extinguishment 0 0 0 58 316 Non-interest expense, excluding merger expenses and loss on debt extinguishment $73,874 $86,925 $62,111 $41,723 $36,568 Net interest income $93,453 $,124,798 $86,002 $52,597 $46,262 Non-interest income $18,347 $19,725 $15,440 $10,466 $9,802 Less: net gains (losses) from securities transactions 17 -9 271 479 756 Less: net gain on acquisition 0 0 0 0 682 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $18,330 $19,734 $15,169 $9,987 $8,364 Efficiency ratio 0.66086972079833251 0.60142390612459529 0.61392098526257521 0.66667199284162082 0.6694248160216747 ____________________ (1) Tax rates used in this calculation were 21% for 2019 and 2018. Tax rates used were 35% for previous years. (2) 2015 was calculated using a simple average of tangible common equity. (3) Annualized

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